Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 16 to Registration Statement No. 33-40332 on Form N-1A of our report dated July 12, 2002 appearing in the May 31, 2002 Annual Report of Merrill Lynch Short Term U.S. Government Fund, Inc., and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP New York, New York September 3, 2002